                                                                      Exhibit 24

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Elizabeth E. Bailey
                                           ---------------------------------
                                                Elizabeth E. Bailey

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Murray H. Bring
                                           ---------------------------------
                                                Murray H. Bring

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Harold Brown
                                           ---------------------------------
                                                Harold Brown

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ William H. Donaldson
                                           ---------------------------------
                                                William H. Donaldson

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Jane Evans
                                           ---------------------------------
                                                Jane Evans

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Robert E.R. Huntley
                                           ---------------------------------
                                                Robert E.R. Huntley

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Rupert Murdoch
                                           ---------------------------------
                                                Rupert Murdoch

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ John D. Nichols
                                           ---------------------------------
                                                John D. Nichols

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Lucio A. Noto
                                           ---------------------------------
                                                Lucio A. Noto

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Richard D. Parsons
                                           ---------------------------------
                                                Richard D. Parsons

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Roger S. Penske
                                           ---------------------------------
                                                Roger S. Penske

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ John S. Reed
                                           ---------------------------------
                                                John S. Reed

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Carlos Slim Helu
                                           ---------------------------------
                                                Carlos Slim Helu

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring and Louis C. Camilleri, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 25th day of February, 1998.


                                                /s/ Stephen M. Wolf
                                           ---------------------------------
                                                Stephen M. Wolf